Bull & Bear
Global Income Fund

Investing for a high level of income from a global portfolio of primarily investment grade fixed income securities.


Annual Report
December 31, 1996

Global Income Fund
11 Hanover Square, New York, NY 10005
1-800-847-4200
1-212-363-1100
http://www.bull-and-bear.com

Bull & Bear Global Income Fund

February 14, 1997
Dear Shareowner,

           We are very pleased to submit this First Report since shareowners voted to convert the Bull & Bear Global Income Fund to closed-end status at their Special Meeting held on January 22, 1997. The conversion was effective February 7, 1997 and the Fund's shares are now listed and traded on the American Stock Exchange (symbol: BBZ). The Board of Directors of the Fund anticipates that the conversion may help reduce the Fund's operating expenses. This, together with the greater investment flexibility now available to the Fund, is expected to enhance the potential for a higher yield and total return as the Fund seeks a high level of income for its shareowners, with capital appreciation as a secondary objective.

Review and Outlook

           During the second half of the year, the domestic economy was characterized by moderate growth and consistently low levels of inflation, with "overall" and "core" Consumer Price Index figures up just 3.3% and 2.6%, respectively. Reflecting this, the Federal Reserve has maintained its targeted Federal Funds rate, the amount banks charge each other for overnight loans, at a relatively low level of 5.25% since January 1996. This is the longest period of unchanged rates since 1993, and confirms the modestly expanding overall economy and acceptable rates of inflation we have enjoyed throughout this period.
           Over 1.2 million new jobs were created in the United States during the last six months of 1996. Although this was about 25% less than were created during the first half of the year, the unemployment rate nevertheless fell to its lowest level since 1989. Other measures of employment, such as the length of the average work week and overtime hours also continue to confirm increased demands for labor. Tightness in labor markets needs to be monitored closely because it creates the potential for inflationary pressure on wages, and as personal income rises, the demand for goods and services rises throughout the economy.
           Internationally, several themes were notable during the second half of the year. On the one hand, the Fund's recent U.S. weighting was helped by the U.S. dollar's rise against the currencies of Japan and Germany. On the other, the British pound, Canadian dollar, and Italian lira were strong against the U.S. dollar, and the Fund's investments denominated in those currencies made a positive contribution to the Fund's performance. The Fund also benefitted by maintaining investment grade positions in Columbia, China, Chile, and Indonesia. The Fund may allocate up to 35% of its assets to below investment grade debt, and within this sector, holdings in Mexico, Argentina, Brazil, Russia and Venezuela also contributed to total return. Our analysis suggests that selective allocations in emerging market countries still offer the potential for substantial enhancement of total return.
           Looking ahead, we see several variables that support the continuation domestically of last year's moderate growth and low inflation experience. While personal income continues to grow at a rapid pace, demand pressures should be moderated by high levels of consumer debt. Demographic trends should also restrain consumption, particularly demand related to housing and durable goods. We therefore anticipate relatively stable intermediate and long term domestic interest rates over the balance of the year.

Dividend Reinvestment Plan
           The Bull & Bear Global Income Fund Dividend Reinvestment Plan is particularly attractive because monthly dividend distributions are reinvested without charge at the lower of net asset value per share or market price. The market price is determined by averaging the closing ex-dividend prices of the Fund on the American Stock Exchange for the five trading days prior to the payment date. Reinvesting at the lower of net asset value or market price per share can be a considerable advantage for shareowners, and can contribute importantly to growing your investment over time.

           We appreciate your support and look forward to continuing to serve your investment needs.


Sincerely,



Robert D. Anderson                             Steven A. Landis
Vice Chairman                                  Senior Vice President
                                               Portfolio Manager

Mutual Funds
 Bull & Bear Dollar
   Reserves
A high quality moneymarket fund investing in U.S. Government securities. Income is generally free from state income and intangible personalproperty taxes. Free, unlimited check writing with only a $250 minimum per check.

Bull & Bear Gold
Investors
Seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.

Bull & Bear
Special Equities Fund
Invests aggressively for maximum capital appreciation.

Bull & Bear
U.S. and Overseas Fund
Invests worldwide for the highest possible total return.

Call our toll-free number for a prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest.

Closed-end  investment companies listed on the American Stock Exchange
Bull & Bear Global Income Fund
Investing for a high level of income from a global portfolio of primarily investment grade fixed income American securities.

Bull  &  Bear  Municipal
Investing for the highest possible income exempt from Income Fund Federal income tax that is consistent with preservation of principal.

Bull & Bear U.S. Government Securities Fund
Investing for a high level of current income, liquidity and safety of principal.

Discount Brokerage
Services

Discount Brokerage
Services
Receive the investment information you need and the low commissions you expect. Plus you can earn American Airlines(R) AAdvantage(R) miles every time you trade. And you can save an additional 10% off our already low commission rates when you use Bull & Bear PC OnLine Investment CenterSM and/or Bull & Bear TeleQuote/ TeleTrade SM. (There is no check writing minimum for Bull & Bear Performance Plus(R) accounts.)

Call Toll Free1-800-VIP-4200 Total Return Performance. For the period ended December 31, 1996, Bull & Bear Dollar Reserves' 7-day compound yield was 4.75% on a current yield of 4.64%. Past performance does not guarantee future results. Investment return will fluctuate, and there can be no assurance a net asset value of $1.00 per share will be able to be maintained.




                         BULL & BEAR GLOBAL INCOME FUND
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 1996
                                   (UNAUDITED)


     PAR VALUE                                                                                     MARKET VALUE
               BONDS (96.1%)
               ARGENTINA (4.0%)
      $980,000 Republic of Argentina, 6.625%, due 3/31/05                                       $     853,825
       500,000 Republic of Argentina, 11%, due 10/09/06                                               525,000
                                                                                               --------------
                                                                                                    1,378,825
               BRAZIL (5.3%)
     1,101,370 Brazil C Bonds, 8%, due 4/15/14                                                        812,260
       500,000 Tevecap SA, 12.625%, due 11/26/04 (2)                                                  512,500
       500,000 TV Filme Inc., 12.875%, due 12/15/04 (2)                                               502,813
                                                                                               --------------
                                                                                                    1,827,573
               CHILE (4.3%)
     1,500,000 Compania Sud Americana de Vapores, 7.375%, due 12/8/03 (2)                           1,464,750
                                                                                                -------------

               CHINA (6.2%)
       500,000 AES China Generating Co., 10.125%, due 12/15/06                                        522,500
     1,500,000 Zhuhia Highway Co. Ltd., 9.125%, due 7/1/06 (2)                                      1,586,250
                                                                                                -------------
                                                                                                    2,108,750
               COLOMBIA (4.7%)
     1,500,000 Compania de Desarrollo Aeropuerto Eldorado SA, 10.19% Senior Notes,
               due 5/31/11 (2)                                                                      1,620,000
                                                                                                -------------

               DENMARK (2.7%)
   Kr5,000,000 Kingdom of Denmark, 8% Bonds, due 3/15/06 (1)                                          932,375
                                                                                               --------------

               INDONESIA (3.0%)
    $1,000,000 Sampoerna International Fin Co., 8.375%, due 6/15/06 (2)                             1,022,500
                                                                                                -------------

               ITALY (4.3%)
L2,000,000,000 Buoni del Tesoro Poliennali Bonds, 9.50%, due 2/1/01 (1)                             1,450,132
                                                                                                -------------

               MEXICO (16.4%)
      $500,000 Grupo Elektra SA, 12.75%, due 5/15/01                                                  532,500
     4,000,000 Mexico Floating Rate Bond, 7.625%, due 8/06/01 (4)                                   4,009,400
     1,000,000 Mexico Global Bond, 11.50%, due 5/15/26                                              1,057,500
                                                                                                -------------
                                                                                                    5,599,400
               PHILIPPINES (3.4%)
     1,000,000 CE Casecnan Water and Energy Company Inc., 11.95%, due 11/15/10 (2)                  1,152,500
                                                                                                -------------

               QATAR (3.0%)
     1,000,000 Ras Laffan Liquified Natural Gas Company Ltd., 8.294%, due 9/15/14 (2)               1,017,020
                                                                                                -------------

               RUSSIA (4.1%)
     2,000,000 Russian Restructured Loans, Interest Arrears Note, due 12/29/49                      1,391,250
                                                                                                -------------
               (when-issued)


               THAILAND (4.4%)
    $1,500,000 Total Access Communication Public Company Ltd., 8.375%, due 11/4/06 (2)           $  1,510,050
                                                                                                 ------------

               UNITED STATES (23.7%)
     1,500,000 Cablevision Industries Corporation, 9.25%, due 4/01/08 (2)                           1,592,766
     1,000,000 Conseco Finance Trust II, 8.70%, due 11/15/26                                        1,012,662
     1,000,000 Freeport-McMoran Copper & Gold Inc., 7.50%, due 11/15/06                               984,022
       500,000 Hyperion Telecommunications Inc., 0%/13%, due 4/15/03 (2)                              286,250
     1,000,000 Keycorp Corp., 7.826%, due 12/1/26 (2)                                                 983,670
       500,000 MFS Communications Corp., 0%, due 1/15/06                                              370,625
       500,000 People's Choice TV Corp., 13.125% Units, due 6/1/04 (2)                                215,000
     1,500,000 RHG Finance Corp., 8.875% Company Guaranteed, due 10/1/05                            1,607,328
     1,000,000 Zions International Capital Trust, 8.536%, due 12/15/26 (2)                          1,034,110
                                                                                                -------------
                                                                                                    8,086,433
               VENEZUELA (6.6%)
     1,500,000 PDV American Inc., 7.875%, due 8/01/03                                               1,504,800
     1,000,000 Republic of Venezuela, 6.75%, due 3/31/20                                              765,000
                                                                                               --------------
                                                                                                    2,269,800
                 Total Bonds (cost: $32,291,651)                                                   32,831,358
                                                                                                 ------------

        Shares PREFERRED STOCK AND WARRANTS (3.9%)
        40,000 Conseco Financing Trust, 9.16%, 11/30/26 Series                                      1,020,000
         1,000 Consolidated Hydro Inc., 13.5% Pfd. Units (3)                                          300,000
           500 Hyperion Telecommunications Inc. Warrants, due 4/15/01                                  10,000
                                                                                              ---------------
                  Total Preferred Stock (cost: $1,523,320)                                          1,330,000
                                                                                                -------------
                     TOTAL INVESTMENTS (COST: $33,814,971) (100.0%)                               $34,161,358
                                                                                                  ===========


(1) Par value of foreign denominated obligations stated in local currency unless otherwise indicated, market value stated in U.S. dollars.

(2) Purchased pursuant to Rule 144A exemption from Federal registration requirements.

(3) Non-income producing security.
(4) On December 31, 1996, the security, valued at $4,009,400 plus accrued interest of $47,056, was pledged as collateral for the following outstanding floating rate reverse repurchase agreement:

              Acquisition Interest       Accrued
 Amount           Date    Rate    Due   Interest          Broker

 $3,080,000   11/4/96   7.50%    1/7/97  $28,670  Prudential Securities Inc.

                       See    accompanying    notes  to financial statements.

Global Income Fund



STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996 (Unaudited)

ASSETS:
Investments at market value (cost: $33,814,971) (note 1)                                                        $34,161,358
========================================================                                                        ===========
Cash                                                                                                                 48,610
====                                                                                                                 ======
Receivables:
============
Investment securities sold                                                                                        2,308,750
==========================                                                                                        =========
Interest and dividends                                                                                              545,471
======================                                                                                              =======
Fund shares sold                                                                                                      3,923
================                                                                                                      =====
Other assets                                                                                                          2,302
============                                                                                               ----------------
Total assets                                                                                                     37,070,414
============                                                                                                   ------------
LIABILITIES:
Payables:
Investment securities purchased                                                                                   3,448,750
===============================                                                                                   =========
Borrowings - reverse repurchase agreement                                                                         3,080,000
=========================================                                                                         =========
Fund shares redeemed                                                                                                 52,910
====================                                                                                                 ======
Interest                                                                                                             28,670
========                                                                                                             ======
Open forward currency contracts (note 6)                                                                              3,214
========================================                                                                              =====
Accrued management and distribution fees                                                                             20,353
========================================                                                                             ======
Accrued expenses                                                                                                     63,645
================                                                                                            ---------------
Total liabilities                                                                                                 6,697,542
=================                                                                                             -------------
NET ASSETS: (applicable to 3,647,093 outstanding shares: 250,000,000 shares of
==============================================================================
$.01 par value authorized)                                                                                      $30,372,872
==========================                                                                                      ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($30,372,872 _ 3,647,093 shares outstanding)                                                                          $8.33
                                                                                                                      =====
At December 31, 1996, net assets consisted of:
Paid-in capital                                                                                                 $81,518,218
         Accumulated deficit in net investment income                                                              (77,483)
Accumulated net realized loss on investments                                                                   (51,410,671)
Net unrealized appreciation on investments and foreign currencies                                                   342,808
                                                                                                             --------------

                                                                                                                $30,372,872



        See   accompanying   notes   to   financial statements.


Global Income Fund



STATEMENT OF OPERATIONS
Six Months Ended December 31, 1996 (Unaudited)

INVESTMENT INCOME:
Interest                                                                                                       $1,243,491
========                                                                                                       ==========
Dividends                                                                                                          44,814
=========                                                                                                   -------------
Total investment income.............................................................................            1,288,305
=======================                                                                                       -----------
EXPENSES:
Investment management (note 3)......................................................................              108,551
==============================                                                                                    =======
Distribution (note 3)...............................................................................               77,537
=====================                                                                                              ======
Transfer agent......................................................................................               44,535
==============                                                                                                     ======
Custodian                                                                                                          38,861
==========                                                                                                         ======
Interest (note 5)                                                                                                  28,866
=================                                                                                                  ======
Professional (note 3)                                                                                              20,192
=====================                                                                                              ======
Registration (note 3)                                                                                              14,688
=====================                                                                                              ======
Shareholder administration (note 3)                                                                                12,162
===================================                                                                                ======
Directors                                                                                                           5,756
=========                                                                                                           =====
Other                                                                                                               6,909
=====                                                                                                      --------------
Total expenses                                                                                                    358,057
==============                                                                                               ------------
Net investment income                                                                                             930,248
=====================                                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
CURRENCIES AND FUTURES:
Net realized gain from security transactions                                                                      782,470
============================================                                                                      =======
Net realized loss from foreign currency and futures transactions                                                (151,382)
================================================================                                                =========
Unrealized appreciation of investments, foreign currencies and futures during the                                 985,832
=================================================================================                            ------------
period
======
Net realized and unrealized gain on investments, foreign currencies and futures                                 1,616,920
===============================================================================                               -----------
Net increase in net assets resulting from operations                                                           $2,547,168
====================================================                                                           ==========





            See   accompanying   notes  to  financial statements.

Global Income Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended December 31, 1996 (Unaudited) and for the Year Ended June 30, 1996




                                                                                               DECEMBER          JUNE 30,
                                                                                                 31,               1996
                                                                                                 1996

OPERATIONS:
Net investment income..................................................................         $     930,248                 $
=====================                                                                           =============                 =
                                                                                                                       2,345,107
Net realized gain from security, foreign currency and futures transactions.............               631,088          1,289,435
==========================================================================                            =======          =========
Unrealized appreciation (depreciation) of investments, foreign currencies
=========================================================================
and       futures during the period....................................................               985,832
===================================                                                            --------------
                                                                                                                     (1,399,539)
Net change in net assets resulting from operations.....................................             2,547,168          2,235,003
==================================================                                                  =========          =========
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($.27 and $.26 per share,
               respectively)...........................................................           (1,015,840)        (1,147,357)
=            ===============                                                                      ===========        ===========
Distributions from paid-in capital ($.31 per share)....................................                    --        (1,375,770)
===================================================                                                        ==        ===========
CAPITAL SHARE TRANSACTIONS:
Change in net assets resulting from capital share transactions (a).....................           (2,023,618)
==================================================================                             --------------
                                                                                                                     (8,026,345)
Total decrease in net assets...........................................................             (492,290)
============================                                                                        =========
                                                                                                                     (8,314,469)
NET ASSETS:
Beginning of period....................................................................            30,865,162
===================                                                                              ------------
                                                                                                                      39,179,631
End of period (including accumulated undistributed net investment income
(deficit) of $(77,483) and $8,108, respectively).......................................           $30,372,872        $30,865,162
================================================                                                  ===========        ===========
--------------
(a)  Transactions in capital shares were as follows:




                                                            DECEMBER 31,                                    JUNE 30, 1996
                                                1996
                                                         Shares              Value                 Shares               Value
Shares sold                                                    101,803       $  825,547                   357,017        $2,875,512
===========                                                    =======       ===========                  =======        ==========
Shares issued in reinvestment of
distributions                                                   89,858           730,216                  221,556         1,774,518
=============                                                   ======           =======                  =======         =========
Shares redeemed................................              (439,899)                                (1,579,473)      (12,676,375)
===============                                              ---------                                -----------      ------------
                                                                             (3,579,381)
Net decrease                                                 (248,238)      $(2,023,618)                                          $
============                                                 =========      ============                      ===                 =
                                                                                                      (1,000,900)       (8,026,345)

                     See   accompanying   notes  to  financial statements.

Global Income Fund

                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

(1) The Fund is a diversified series of common stock of Bull & Bear Funds II, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Bull & Bear Dollar Reserves is the other series of the Company. The primary objective of the Fund is a high level of income and secondarily, capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in foreign and domestic fixed income securities and other securities, depending on the Investment Manager's evaluation of current and anticipated market conditions, as set forth in its prospectus. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, the maturity length of its securities, the securities' yield, the general economic and interest rate conditions. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward currency contracts are undertaken to hedge certain assets denominated in foreign currencies. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions to shareholders are recorded on the ex-dividend date. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1996, the Company had an unused capital loss carryforward of approximately $52,067,000 of which $17,987,000 expires in 1997, $17,712,000 in 1998, $8,549,000 in 1999,
$1,656,000 in 2000, $4,110,000 in 2001, $173,000 in 2003 and $1,880,000 in 2004.
Based on Federal income tax cost of $33,814,971, gross unrealized appreciation and gross unrealized depreciation were $751,646 and $405,259, respectively, at December 31, 1996. Distributions paid to shareholders during the year ended June 30, 1996 differ from net investment income and net gains (losses) from security, foreign currency and futures transactions as determined for financial reporting purposes principally as a result of the characterization of realized foreign currency gains (losses) for tax/book purposes, the taxability of unrealized appreciation (depreciation) on certain forward currency contracts and the utilization of capital loss carryforwards. These distributions are classified as "distributions from paid-in capital" in the Statement of Changes in Net Assets.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or

Global Income Fund
part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. During the six months ended December 31, 1996, the Fund paid $875 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager, as commissions for brokerage services. The Fund reimbursed the Investment Manager $5,976 for providing certain administrative and accounting services at cost for the six months ended December 31, 1996.

Global Income Fund

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Fund pays the Distributor a fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for service activities and a fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution activities. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also provides shareholder administration services to the Fund at cost, for which it received $12,162 for the six months ended December 31, 1996.

(4) Purchases and sales of securities other than short term notes aggregated $70,157,213 and $68,539,235, respectively, for the year ended June 30, 1996.

(5) The Fund has a committed bank line of credit. At December 31, 1996, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.75 percentage points. For the six months ended December 31, 1996, the weighted average interest rate was 5.85% based on the balances outstanding from the line of credit and the reverse repurchase agreement during the period and the weighted average amount outstanding was $976,368.

(6) At December 31, 1996, open forward currency contracts outstanding consisted of:



                                                                 UNREALIZED
                                FACE VALUE  CONTRACT   VALUE     APPRECIATION
                            (U.S. DOLLARS)    PRICE    DATE     (DEPRECIATION)
Danish Krone (Sell)               $897,392  5.95203    01/21/97    $(3,214)
===================               --------    =======  ========   --------
Total Open Forward Currency
Contracts, net                                                     $(3,214)

(7) A Special Meeting of Shareholders ("Special Meeting") of Bull & Bear Global Income Fund, a series of Bull & Bear Funds II, Inc. (the "Series Fund") was held on January 22, 1997 pursuant to notice given to all shareholders of record at the close of business on December 13, 1996. At the Special Meeting, shareholders approved a proposal to convert Series Fund from a diversified series of a registered open-end management investment company to a registered closed-end management investment company with 1,538,959 shares voting in favor of the conversion, 495,212 shares voting against the conversion, and 177,794 shares abstaining.

Effective February 7, 1997, the Fund converted from an open-end management investment company to a closed-end management investment company pursuant to the vote of the Fund's shareholders on January 22, 1997. In connection with the conversion, costs of approximately $63,200 have been charged against paid-in capital. In addition, the Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Directors in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is

Global Income Fund
less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.





Global Income Fund


                              FINANCIAL HIGHLIGHTS



                                    Six Months
                                    Ended                                                     Years ended June 30,
                                    December
                                    31,
                                    1996***
                                                           1996           1995               1994      1993     1992
                                                   ============== --------===========      =======  ======   ------
PER SHARE DATA*
Net asset value at beginning of         $    7.92        $   8.00         $    8.25        $    9.39 $    8.56  $    7.97
===============================        ----------        --------         ---------        --------- ---------  ---------
period
Income from investment
operations:
  Net investment income........................25....         .26               .17              .60       .66        .77
=======================                       ===             ===               ===              ===       ===        ===
  Net realized and unrealized                 .43             .23               .18           (1.02)       .92        .54
=============================         -----------  ===-----------       -----------      =========== ---------  ---------
gain (loss) on investments...........................
    Total from investment                     .68             .49               .35            (.42)      1.58       1.31
=========================             -----------     -----------       -----------     ============ ---------  ---------
operations
Less distributions:
  Distributions from net                    (.27)           (.26)             (.17)            (.60)     (.66)      (.72)
========================                    =====           =====             =====            =====     =====      =====
investment income
  Distributions in excess of net               --              --                 --           (.12)     (.09)         --
================================         =============    ==============       =========       ======  =========   ======
realized gains
==============
  Distributions from paid-in                      --        (.31)      (.43)                   --       --         --
============================        ---------------- ============----------===========-----------====-----===   -----
capital
    Total distributions                     (.27)           (.57)             (.60)            (.72)     (.75)      (.72)
=======================              -----------=    -----------=      -----------=   ==-----------= --------=  --------=
Net asset value at end of               $    8.33       $    7.92        $     8.00        $    8.25 $    9.39  $    8.56
=========================               =========       =========        ==========        ========= =========  =========
period

TOTAL RETURN                                8.72%           6.26%             4.52%          (5.12)%    19.39%     17.09%
                                      ==========      ==========        ==========      ==========   ========   ========

RATIOS/SUPPLEMENTAL
DATA
Net assets at end of period              $30,373          $30,865          $39,180          $44,355   $51,768    $44,323
                                    ============         =======          =======           =======  =======
(000's omitted)
Ratio of expenses to average                                2.18%             2.21%            1.98%     1.95%      1.93%
                                            =====     ==========        ==========       ==========  ========   ========
net assets                               2.31%***
                                         ====
Ratio of net investment income                              6.55%             6.20%            6.58%     7.44%      9.25%
                                            =====     ==========        ==========       ==========  ========   ========
to average net assets                    6.00%***
                                         ====
Portfolio turnover rate                      218%            585%              385%             223%      172%       206%
                                       =========        ========          ========       ==========  ========   ========

* Per share income and operating  expenses and net realized and unrealized  gain
(loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Unaudited.
***  Annualized.



Global Income Fund


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Global income Dfund
11 Hanover Square
New York, NY 10005
1-800-847-4200   1-212-363-1100

http://www.bull-and-bear.com

Call toll-free for Fund performance, telephone purchases, exchanges among the Bull & Bear Funds, and to obtain information concerning your account.

1-800-847-4200
1-212-363-1100


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.





Global Income Fund


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